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                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                               RADIAN GROUP INC.
                  OFFER TO EXCHANGE 7.75% DEBENTURES DUE 2011
                REGISTERED UNDER THE SECURITIES ACT OF 1933 FOR
                   ALL OUTSTANDING 7.75% DEBENTURES DUE 2011


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Radian Group Inc. (the "Company") made pursuant to the prospectus, dated October 12, 2001 (the "Prospectus") and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Old Debentures of the Company are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 P.M., Philadelphia time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to First Union National Bank (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Debentures pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) must also be received by the Exchange Agent prior to 5:00 P.M., Philadelphia time, on the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus or the Letter of Transmittal.


         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., PHILADELPHIA TIME

           ON NOVEMBER 11, 2001 UNLESS EXTENDED (SUCH DATE AND TIME,

                 AS IT MAY BE EXTENDED, THE "EXPIRATION DATE").
                  TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M.,
                   PHILADELPHIA TIME, ON THE EXPIRATION DATE.

                              The Exchange Agent:
                           FIRST UNION NATIONAL BANK


 By Hand or Overnight Courier:       By Facsimile Transmission:          Confirm by Telephone:
   FIRST UNION NATIONAL BANK         FIRST UNION NATIONAL BANK         FIRST UNION NATIONAL BANK
       Radian Group Inc.               Attention: Marsha Rice            Attention: Marsha Rice
  Corporate Actions Department             (704) 590-7628                    (704) 590-7413
 1525 West W. T. Harris Blvd.,
              3C3
      Charlotte, NC 28262
     Attention: Marsha Rice


     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed to by Eligible Institution (as such term is used in the Prospectus) under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.
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Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letters of Transmittal, the undersigned hereby tenders to the Company the principal amount of Old Debentures set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

     The undersigned understands that tenders of Old Debentures will be accepted only in authorized denominations. The undersigned understands that tenders of Old Debentures pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., Philadelphia time on the Expiration Date. Tenders of Old Debentures may be withdrawn if the Exchange offer is terminated or as otherwise provided in the Prospectus.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


   Principal Amount of Old Debentures Tendered*:    If Old Debentures will be delivered by book-entry
                                                     transfer, provide account number

   -----------------------------------------------  ------------------------------------------------

   $                                                Account Number
   -----------------------------------------------  ---------------------------------------

 ----------------------------------------------------------------------------------------------------
   Certificate Nos. (if available):

   -----------------------------------------------

   -----------------------------------------------

   -----------------------------------------------
   Total Principal Amount Represented by Old
   Debentures Certificate(s):

   $
   -----------------------------------------------
 ----------------------------------------------------------------------------------------------------
 * Must be in denominations of principal amount of $1,000 and any integral multiple thereof:

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                                PLEASE SIGN HERE

x                                                       --------------------------------------------
--------------------------------------------
x                                                       --------------------------------------------
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 SIGNATURE(S) OF OWNER(S) OR AUTHORIZED                 DATE
  SIGNATORY

                        Area Code and Telephone Number:
               -------------------------------------------------

     Must be signed by the holder(s) of Old Debentures as the name(s) of such holder(s) appear(s) on the certificate(s) for the Old Debentures or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, offer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and furnish evidence of his or her authority as provided in this Letter of Transmittal.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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--------------------------------------------------------------------------------

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Capacity:
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Address(es):
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                                   GUARANTEE

The undersigned, a member of a registered national securities exchange, or a member of the National Association of Securities Dealers, Inc., or a commercial bank trust company having an office or corespondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended, hereby guarantees that the certificates representing the principal amount of Old Debentures tendered hereby in proper from for transfer, or timely confirmation of the book-entry transfer of such Old Debentures into the Exchange Agent's account at First Union National Bank pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, within five business days after the Expiration Date.

Authorized Signature:
                ----------------------------------------------------------------

Name:
      --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Title:
     ---------------------------------------------------------------------------

Name of Firm:
           ---------------------------------------------------------------------

Address:
       -------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
                           -----------------------------------------------------

Dated:
------------------------ , 2001

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